Financial Investors Trust

Emerald Banking and Finance Fund

Emerald Growth Fund

Emerald Insights Fund

Emerald Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 2, 2018

to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated August 31, 2018

Emerald Mutual Fund Advisers Trust (the “Adviser”) currently serves as the investment adviser for each Fund. On October 1, 2018, the Adviser entered into an agreement pursuant to which 1251 Capital Management (“1251 Capital”) acquired 51% of the equity of the parent company of the Funds’ Adviser (“EAM”). According to the Adviser, the objectives of the purchase included enhancing the strength and stability of the Adviser and positioning it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital’s competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function.

This transaction terminated the Funds’ investment advisory agreement with the Adviser. A new investment advisory agreement between the Funds and the Adviser was previously approved by applicable Fund shareholders on September 14, 2018 and September 26, 2018, effective upon the closing of the transaction, which occurred on October 1, 2018. The new investment advisory agreement has a one-year initial term and is year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of Financial Investors Trust (the “Board”) who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the applicable Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE